May 14, 2004

Hilliard Lyons Growth Fund, Inc.

Dear Shareholders:

The economy showed strong growth during the first three months of the year and propelled Standard & Poor's 500 first quarter earnings to record levels. Stock prices edged slightly upward, but investors paused to assess how higher interest rates will impact equity values. For the quarter equity returns were:

                        S&P 500................... 1.7%
                        Russell 1000 Growth Index. 0.5%
                        Hilliard Lyons Growth Fund 1.8%

A deliberate and patient stimulus program engineered by Fed Chairman Greenspan has successfully sparked a broad economic recovery. The housing market continued to anchor the economy as prices posted robust gains. A recent surge in capital spending provides evidence that companies are more comfortable with the prospects for a vibrant economy. The labor market awakened in March and April, as job creation gained momentum and provided widespread hope for those that have been unemployed. Productivity continued to improve as unit labor costs fell 1.3% despite a 3.0% rise in wages. All of this good news led to a 17% jump in S&P 500 earnings in the quarter as the widely referenced index witnessed its highest first quarter earnings number in history. Equity investors anticipated all of this good news a while ago and, consequently, stock prices made little movement during the quarter.

The threat of rising interest rates is now filling the worry cup of most investors. Commodity prices have moved sharply higher as oil, steel, lumber and copper prices all increased more than 10% during the quarter. These inflationary pressures, coupled with a widening budget deficit, has caused the 10-year Treasury yield to rise by more than 1.00% from its March lows. Of course, rising interest rates negatively impact the present value of future corporate cash flows and leads to a compression in price/earning values.

In 2000, when the technology bubble began to lose air, interest rates began their descent to artificially low levels. The Federal Funds rate, which represents the overnight rate charged to banks by the Federal Reserve, plunged from 6.45% at the end of 2000 to 1.81% a year later in an effort to battle a slowing economy and the plunge in consumer confidence due to the 9/11 terrorist attack. This marked the first time since December 1993 that the Fed Funds rate fell below 3.0%. Throughout 1994, the Fed tightened and the rate had climbed to 5.51% by year's end. The 10-year Treasury rate also climbed from 5.8% to 7.8% throughout 1994 as the economy expanded 6.2% for the year. Despite these significant upward moves in interest rates, the S&P 500 still posted a positive return of 1.3% for the year.

Bears argue that stocks are more expensive today than they were in 1994. P/E levels are higher today, in part, due to low interest rates. The Federal Reserve uses a straightforward way to gauge stock prices. Simply, they believe the P/E ratio on stock prices should be equivalent to the P/E (100/ interest rate) on the 10-year Treasury. At the beginning of 1994, the S&P 500 Index sold for 15.1 times forward earnings. However, the 10-year Treasury's average yield throughout the year was 7.1%, suggesting stocks should sell for 14 times earnings. Today, stocks hold a 17.4 P/E on expected 2004 earnings and the 10 year Treasury is at 4.8%. Noting the expectation for rates to drift higher throughout the year, we assume rates will average 5.0% over the next year. In other words, investors will pay 20 times earnings ($100/5.00%) for a 10 year Treasury Note. Based on the Federal Reserve's model for stock prices, the S&P 500 should be selling near 20 times earnings, or 15% higher than its current level.

We do not spend our time predicting how far interest rates will move, but we do believe they currently have an upward bias. We spend a great deal of time assessing the companies we own and believe their current operating fundamentals are very strong and valuations are unusually attractive relative to other segments of the market. High quality, large capitalization growth stocks, as measured by the Russell 1000 Growth Index, have been the poorest performing equity style since the peak of the market in early 2000. We believe this will not last much longer and that high quality large cap growth companies will soon enjoy a well-deserved day in the sun.

Sincerely,


/s/ Shawn J. Ridley
Shawn J. Ridley
Portfolio Manager

                       HILLIARD LYONS GROWTH FUND, INC.
                            STATEMENT OF NET ASSETS
                                  (UNAUDITED)
                                March 31, 2004

             COMMON STOCKS -- 98.8%
             -----------------------------------------------------

                                                           Market
              Shares   Company                             Value
             ------------------------------------------------------
                       INDUSTRIALS -- 2.9%
                       --------------------------------------------
              30,000.  Dover Corp....................... $1,163,100
                                                         ----------
                                                          1,163,100
                       CONSUMER DISCRETION -- 24.0%
                       --------------------------------------------
             62,600**  Comcast CL A.....................  1,799,124
              41,000.  Harley Davidson Inc..............  2,186,940
              48,000.  Home Depot Inc...................  1,793,280
              24,600.  Omnicom Group....................  1,974,150
              45,500.  Viacom Inc.......................  1,784,055
                                                         ----------
                                                          9,537,549

                       CONSUMER STAPLES -- 4.9%
                       --------------------------------------------
              36,000.  Pepsico Inc......................  1,938,600
                                                         ----------
                                                          1,938,600

                       FINANCIAL -- 22.1%
                       --------------------------------------------
             38,600    American International Group Inc.  2,754,110
             23,800    Federal Home Loan Mortgage Corp..  1,405,628
             37,200    Morgan Stanley Dean Witter Co....  2,131,560
              39,000.  SEI Investments Co...............  1,287,000
              49,300.  Synovus Financial Corp...........  1,205,385
                                                         ----------
                                                          8,783,683

                       HEALTH CARE -- 15.8%
                       --------------------------------------------
             18,850    Allergan Inc.....................  1,586,416
             23,300    Cardinal Health Inc..............  1,605,370
             32,000    Johnson & Johnson................  1,623,040
             42,400    Pfizer Inc.......................  1,486,120
                                                         ----------
                                                          6,300,946

                       RETAIL & SERVICES -- 4.0%
                       --------------------------------------------
             48,100    Walgreen Co......................  1,584,895
                                                         ----------
                                                          1,584,895

                                                         Market
               Shares  Company                           Value
              ----------------------------------------------------
                       INFORMATION TECHNOLOGY -- 25.1%
                       -------------------------------------------
              38,900   Automatic Data Processing Inc.. $ 1,633,800
              82,600** Applied Materials Inc..........   1,765,988
              21,000   First Data Corp................     885,360
              12,850   International Business Machines   1,180,144
              38,500   Microsoft Corp.................     961,345
              88,500   Nokia Corp.....................   1,794,780
              43,400** Waters Corp....................   1,772,456
                                                       -----------
                                                         9,993,873

              Total Common Stocks                       39,302,646
                                                       -----------

                                                              464,432
           OTHER ASSETS LESS LIABILITIES -- 1.2%          -----------
           TOTAL NET ASSETS                               $39,767,078
                                                          ===========
           Net Assets
                      Investor A shares.................. $34,523,871
                      Investor B shares..................   5,243,207
                                                          -----------
                                                          $39,767,078
           Shares of capital stock
                      Investor A shares..................   1,371,141
                      Investor B shares..................     218,491
                                                          -----------
                                                            1,589,632
           Net asset value
                      Investor A shares -- redemption     $     25.18
                      price per share.................... -----------
                      Investor B shares -- offering price $     24.00
                      per share*......................... -----------

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets for the Fund.
  *Redemption price of Investor B shares varies based on length of time shares are held.
 **Non-income producing security.

--------------------------------------------------------------------------------
[LOGO] Hilliard Lyons Growth Fund
                             First Quarter Report
                                March 31, 2004
                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                          Louisville, Kentucky 40202
                                (502) 588-8400
                                (800) 444-1854
--------------------------------------------------------------------------------

                            DIRECTORS AND OFFICERS

                              BOARD OF DIRECTORS

James R. Allen
Stewart E. Conner
                 William A. Blodgett, Jr.
                 John C. Owens

                                   OFFICERS

James R. Allen -- President
Joseph C. Curry, Jr. -- Vice President and Treasurer
Timothy R. Riordan -- Secretary
Dianna P. Wengler -- Asst. Secretary

                                  DISTRIBUTOR

J.J B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40232-2760
(502) 588-8400

                         TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
P.O. Box 1912
Boston, Massachusetts 02266

                                 LEGAL COUNSEL

Frost Brown Todd LLC
400 West Market Street, 32/nd/ Floor
Louisville, Kentucky 40202

                        INDEPENDENT PUBLIC ACCOUNTANTS

Deloitte & Touche LLP
1700 Market Street, 25/th/ Floor
Philadelphia, Pennsylvania 19103

This report is intended for the information of shareholders of the Hilliard Lyons Growth Fund, Inc., but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.


                             FIRST QUARTER REPORT
                                March 31, 2004